UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2008

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On November 18, 2008, an amendment to CenterPoint Energy, Inc.’s (the Company’s) $1.2 billion bank credit facility became effective. The amendment modifies the financial ratio covenant in that credit facility by temporarily increasing the permitted ratio of “consolidated indebtedness” to “EBITDA” (as those terms are defined in the facility) from 5 times to 5.5 times. The increased ratio will be in effect until the earlier of (i) December 31, 2009 or (ii) the date the Company’s electric transmission and distribution subsidiary, CenterPoint Energy Houston Electric, LLC (CenterPoint Houston), receives proceeds from storm recovery bonds. CenterPoint Houston expects to seek legislative and regulatory authorization to issue such storm recovery bonds during 2009 to recover the costs it has incurred in restoring electric service following Hurricane Ike. The increase in the covenant ratio is expected to increase the amount of additional indebtedness the Company and its subsidiaries can incur by approximately the amount of the estimated storm restoration costs during the period CenterPoint Houston is seeking to recover those costs. The amendment also clarifies that the indebtedness incurred in the planned storm recovery securitization will not constitute “indebtedness” for purposes of the covenant calculation. A conforming amendment to CenterPoint Houston’s current bank credit facility regarding the definition of “indebtedness” has also been approved by the lenders in that facility.
     The amendments described above are filed as Exhibits 4.1 and 4.2 to this report and are incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the amendments.
Item 9.01 Financial Statements and Exhibits.
     The exhibits listed below are filed herewith.

(d)	Exhibits.

4.1	Second Amendment dated as of November 18, 2008 to Amended and Restated Credit Agreement dated as of June 29, 2007, among CenterPoint Energy Inc., as Borrower, and the banks named therein

4.2	First Amendment dated as of November 18, 2008 to Amended and Restated Credit Agreement dated as of June 29, 2007, among CenterPoint Houston, as Borrower, and the banks named therein

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: November 18, 2008	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice Presiden and Chief Accounting Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
Date: November 18, 2008	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice Presiden and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

4.1	Second Amendment dated as of November 18, 2008 to Amended and Restated Credit Agreement dated as of June 29, 2007, among CenterPoint Energy Inc., as Borrower, and the banks named therein

4.2	First Amendment dated as of November 18, 2008 to Amended and Restated Credit Agreement dated as of June 29, 2007, among CenterPoint Houston, as Borrower, and the banks named therein